Illumina Reports Strong Start to Fiscal Year 2013

San Diego, Calif., April 22, 2013 -- Illumina, Inc. (NASDAQ:ILMN) today announced its financial results for the first quarter of 2013.

First quarter 2013 results:

•	Revenue of $331 million, a 21% increase compared to $273 million in the first quarter of 2012

•
GAAP net loss for the quarter of $23 million, or $0.18 per diluted share due to a charge of $106.9 million related to the Syntrix Biosystems, Inc. litigation; this compared to net income of $26 million, or $0.20 per diluted share, for the first quarter of 2012

•
Non-GAAP net income for the quarter of $63 million, or $0.46 per diluted share, compared to non-GAAP net income of $48 million, or $0.36 per diluted share, for the first quarter of 2012 (see the table entitled “Itemized Reconciliation Between GAAP and Non-GAAP Net Income (Loss)” for a reconciliation of these GAAP and non-GAAP financial measures)

•	Cash flow from operations of $88 million and free cash flow of $66 million for the quarter

Gross margin in the first quarter of 2013 was 66.3% compared to 66.4% in the prior year period. Excluding the effect of non-cash charges associated with stock compensation, amortization of acquired intangible assets, amortization of inventory revaluation costs and legal contingencies, non-GAAP gross margin was 69.2% for the first quarter of 2013 compared to 69.0% in the prior year period.

Research and development (R&D) expenses for the first quarter of 2013 were $61.5 million compared to $48.8 million in the first quarter of 2012. R&D expenses included $8.0 million and $7.4 million of non-cash stock compensation expense in the first quarters of 2013 and 2012, respectively. Excluding these charges and contingent compensation expense, R&D expenses as a percentage of revenue were 16.0% compared to 14.9% in the prior year period.

Selling, general and administrative (SG&A) expenses for the first quarter of 2013 were $85.1 million compared to $68.0 million for the first quarter of 2012. SG&A expenses included $14.6 million and $13.8 million of non-cash stock compensation expense in the first quarters of 2013 and 2012, respectively. Excluding these charges, contingent compensation expense, and amortization of acquired intangible assets, SG&A expenses as a percentage of revenue were 19.9% compared to 18.9% in the prior year period.

Legal contingency expenses for the first quarter of 2013 were $106.9 million as a result of a jury decision, announced on March 14, 2013, in the patent litigation brought by Syntrix Biosystems, Inc. Legal contingency expenses were $2.2 million in the first quarter of 2012. Illumina continues to believe that Syntrix’s claims are without merit and intends to file post-trial motions asking the court to vacate the jury’s finding and to rule as a matter of law that the BeadChip does not infringe Syntrix’s patent.

Depreciation and amortization expenses were $20.5 million and capital expenditures were $21.4 million during the first quarter of 2013. The Company ended the quarter with $1.07 billion in cash, cash equivalents and short-term investments, compared to $1.35 billion as of December 30, 2012.

“We are pleased with our first quarter results,” said Illumina’s President and Chief Executive Officer Jay Flatley. “Our business demonstrated strong growth across the entire portfolio, which resulted in record revenue, and we made significant progress on furthering our reproductive health strategy with the closing of the Verinata acquisition. We are now focused on continuing to deliver on our 2013 strategic initiatives for strong long-term growth.”

Updates since our last earnings release:

•	Completed the acquisition of Verinata Health, Inc., a leading provider of non-invasive tests for the early identification of fetal chromosomal abnormalities

•	Announced an unfavorable jury finding in patent litigation with Syntrix Biosystems, Inc regarding Illumina’s BeadChip array product

•	Announced a favorable ruling in patent litigation against Life Technologies

•	Announced that iCOGS custom array was used to identify genetic variants related to breast, ovarian and prostate cancer as part of the Collaborative Oncological Gene-Environment Study (COGS)

•	Launched TruSight Tumor content set for NGS-based somatic variant detection in solid tumors

•	Announced an agreement with Kindstar Global to facilitate adoption of Illumina technologies in Asia

•	Named Charles Dadswell, formerly bioMerieux’s General Counsel for North and Latin America and Corporate Director of Global Intellectual Property, as General Counsel

•	Repurchased $25 million of common stock under our previously announced share repurchase program

Quarterly conference call information

The conference call will begin at 2:00 pm Pacific Time (5:00 pm Eastern Time) on Monday, April 22, 2013. Interested parties may listen to the call by dialing 888.679.8033 (passcode: 58226131), or, if outside North America, by dialing +1.617.213.4846 (passcode: 58226131). Individuals may access the live teleconference in the Investor Relations section of Illumina’s web site under the “Company” tab at www.illumina.com.

A replay of the conference call will be available from 4:00 pm Pacific Time (7:00 pm Eastern Time) on April 22, 2013 through April 29, 2013 by dialing 888.286.8010 (passcode: 31374623), or if outside North America, by dialing +1.617.801.6888 (passcode: 31374623).

Statement regarding use of non-GAAP financial measures

The Company reports non-GAAP results for diluted net income per share, net income, gross margins, operating expenses, operating margins, other income (expense), and free cash flow in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company’s financial measures under GAAP include substantial charges related to legal contingencies, stock compensation expense, non-cash interest expense associated with the Company’s convertible debt instruments that may be settled in cash, amortization expense related to acquired intangible assets, costs related to unsolicited tender offer for the Company’s stock, gains related to cost-method investments, contingent compensation expense, acquisition related expense, headquarter relocation expense, amortization of inventory revaluation costs, and restructuring charges. Per share amounts also include the double dilution associated with the accounting treatment of the Company’s 0.625% convertible senior notes outstanding and the corresponding call option overlay. Management believes that presentation of operating results that excludes these items and per share double dilution provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the Company’s past and future operating performance.

The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements

This release contains projections, information about our financial outlook, earnings guidance, and other forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our expectations as of the date of this release and may differ materially from actual future events or results. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to develop and commercialize further our sequencing, array, PCR, and consumables technologies and to deploy new products and applications, and expand the markets, for our technology platforms; (ii) our ability to manufacture robust instrumentation and consumables; (iii) our expectations and beliefs regarding future conduct and growth of the business and the markets in which we operate; (iv) challenges inherent in developing, manufacturing, and launching new products and services; and (v) our ability to maintain our revenue and profitability during periods of research funding reduction or uncertainty and adverse economic and business conditions, including as a result of slowing economic growth in the United States or worldwide, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About Illumina

Illumina (www.illumina.com) is a leading developer, manufacturer, and marketer of life science tools and integrated systems for the analysis of genetic variation and function. We provide innovative sequencing and array-based solutions for genotyping, copy number variation analysis, methylation studies, gene expression profiling, and low-multiplex analysis of DNA, RNA, and protein. We also provide tools and services that are fueling advances in consumer genomics and diagnostics. Our technology and products accelerate genetic analysis research and its applications, paving the way for molecular medicine and ultimately transforming healthcare.

# # #

Investors:
Rebecca Chambers
Investor Relations
858-255-5243
rchambers@illumina.com
or
Media:
Jennifer Temple
Public Relations
858-882-6822
PR@illumina.com

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	March 31, 2013	December 30, 2012
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$443,082	$433,981
Short-term investments	624,388	916,223
Accounts receivable, net	210,831	214,975
Inventory	167,959	158,718
Deferred tax assets, current portion	73,988	30,451
Prepaid expenses and other current assets	30,525	32,700
Total current assets	1,550,773	1,787,048
Property and equipment, net	186,792	166,167
Goodwill	604,493	369,327
Intangible assets, net	307,214	130,196
Deferred tax assets, long-term portion	21,646	40,183
Other assets	73,270	73,164
Total assets	$2,744,188	$2,566,085

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$76,627	$65,727
Accrued liabilities	188,434	201,877
Accrued legal contingencies	106,922	—
Long-term debt, current portion	37,958	36,967
Total current liabilities	409,941	304,571
Long-term debt	822,782	805,406
Other long-term liabilities	197,154	134,369
Conversion option subject to cash settlement	2,484	3,158
Stockholders’ equity	1,311,827	1,318,581
Total liabilities and stockholders’ equity	$2,744,188	$2,566,085

Illumina, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2013	April 1, 2012
Revenue:
Product revenue	$296,170	$255,636
Service and other revenue	34,788	17,134
Total revenue	330,958	272,770
Cost of Revenue:
Cost of product revenue (a)	89,978	80,151
Cost of service and other revenue (a)	15,138	8,565
Amortization of acquired intangible assets	6,550	3,043
Total cost of revenue	111,666	91,759
Gross profit	219,292	181,011
Operating Expenses:
Research and development (a)	61,450	48,839
Selling, general and administrative (a)	85,074	67,969
Legal contingencies	105,853	—
Unsolicited tender offer related expense	7,484	8,092
Acquisition related expense, net	3,821	1,737
Headquarter relocation expense	757	2,140
Restructuring charges	—	2,622
Total operating expenses	264,439	131,399
Income (loss) from operations	(45,147)	49,612
Other expense, net	(2,415)	(9,339)
Income (loss) before income taxes	(47,562)	40,273
Provision for (benefit from) income taxes	(24,975)	14,071
Net income (loss)	$(22,587)	$26,202
Net income (loss) per basic share	$(0.18)	$0.21
Net income (loss) per diluted share	$(0.18)	$0.20
Shares used in calculating basic net income (loss) per share	123,768	122,642
Shares used in calculating diluted net income (loss) per share	123,768	133,859

(a) Includes total stock-based compensation expense for stock-based awards:
	Three Months Ended
	March 31, 2013	April 1, 2012
Cost of product revenue	$1,442	$1,812
Cost of service and other revenue	154	17
Research and development	8,006	7,427
Selling, general and administrative	14,617	13,773
Stock-based compensation expense before taxes	$24,219	$23,029

Illumina, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2013	April 1, 2012
Net cash provided by operating activities	$87,840	$65,440
Net cash used in investing activities	(65,021)	(141,870)
Net cash (used in) provided by financing activities	(13,006)	33,616
Effect of exchange rate changes on cash and cash equivalents	(712)	30
Net increase (decrease) in cash and cash equivalents	9,101	(42,784)
Cash and cash equivalents, beginning of period	433,981	302,978
Cash and cash equivalents, end of period	$443,082	$260,194

Calculation of free cash flow (a):
Net cash provided by operating activities	$87,840	$65,440
Purchases of property and equipment	(21,441)	(13,084)
Free cash flow	$66,399	$52,356

________________________________________________________________________________________________________________

(a) Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Non-GAAP
(In thousands, except per share amounts)
(unaudited)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS) PER SHARE:

	Three Months Ended
	March 31, 2013	April 1, 2012
GAAP net income (loss) per share - diluted	$(0.18)	$0.20
Pro forma impact of weighted average shares (a)	—	—
Adjustments to net income (loss):
Legal contingencies	0.79	0.02
Non-cash interest expense (b)	0.07	0.07
Amortization of acquired intangible assets	0.06	0.02
Unsolicited tender offer related expense	0.06	0.06
Cost-method investment related gain	(0.05)	—
Acquisition related expense, net (c)	0.03	0.01
Contingent compensation expense (d)	0.03	0.02
Headquarter relocation expense (e)	0.01	0.02
Amortization of inventory revaluation costs (f)	—	—
Restructuring charges	—	0.02
Incremental non-GAAP tax expense (g)	(0.36)	(0.08)
Non-GAAP net income per share - diluted (h)	$0.46	$0.36
Shares used in calculating non-GAAP diluted net income per share	134,850	132,868

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$(22,587)	$26,202
Legal contingencies	106,922	2,223
Non-cash interest expense (b)	9,052	8,642
Amortization of acquired intangible assets	8,131	3,195
Unsolicited tender offer related expense	7,484	8,092
Cost-method investment related gain	(6,113)	—
Acquisition related expense, net (c)	3,821	1,737
Contingent compensation expense (d)	3,418	3,092
Headquarter relocation expense (e)	757	2,140
Amortization of inventory revaluation costs (f)	458	—
Restructuring charges	—	2,622
Incremental non-GAAP tax expense (g)	(48,724)	(10,393)
Non-GAAP net income (h)	$62,619	$47,552

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP DILUTED NUMBER OF SHARES:
Weighted average shares used in calculation of GAAP diluted net income (loss) per share	123,768	133,859
Weighted average dilutive potential common shares issuable of redeemable convertible senior notes (a)	(1,062)	(991)
Weighted average potential common shares excluded due to anti-dilutive effect (a)	12,144	—
Weighted average shares used in calculation of Non-GAAP diluted net income per share	134,850	132,868

______________________________________________________________________________________________________

(a) Pro forma impact of weighted average shares includes the impacts of: (1) double dilution associated with the accounting treatment of the Company’s outstanding convertible debt and the corresponding call option overlay; and (2) weighted average shares excluded from calculation of GAAP diluted net loss per share for Q1 2013 due to anti-dilutive effect on GAAP net loss.

(b) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(c) Acquisition related expense, net in Q1 2013 includes transaction costs of $3.4 million and net changes in fair value of contingent consideration of $0.4 million. Acquisition related expense, net in Q1 2012 consists of changes in fair value of contingent consideration.

(d) Contingent compensation expense relates to contingent payments for post-combination services associated with acquisitions.

(e) Headquarter relocation expense in Q1 2013 consists primarily of accretion of interest expense on lease exit liability recorded upon vacating our prior headquarters. Headquarter relocation expense in Q1 2012 consists primarily of the accretion of interest expense on lease exit liability, double rent expense during the transition to our new headquarters, and moving costs.

(f) The Company recorded $0.5 million in cost of goods sold in Q1 2013 for the amortization of inventory revaluation costs in conjunction with the acquisition of Verinata Health, Inc.

(g) Incremental non-GAAP tax expense reflects the increase to GAAP tax expense related to the non-GAAP adjustments listed above.

(h) Non-GAAP net income per share and net income exclude the effect of the pro forma adjustments as detailed above. Non-GAAP diluted net income per share and net income are key drivers of our core operating performance and major factors in management’s bonus compensation each year. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in thousands)
(unaudited)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:
	Three Months Ended
	March 31, 2013		April 1, 2012
GAAP gross profit	$219,292	66.3%	$181,011	66.4%
Stock-based compensation expense	1,596	0.5%	1,829	0.7%
Amortization of acquired intangible assets	6,550	2.0%	3,043	1.1%
Amortization of inventory revaluation costs (a)	458	0.1%	—	—
Legal contingencies	1,069	0.3%	2,223	0.8%
Non-GAAP gross profit	$228,965	69.2%	$188,106	69.0%

Research and development expense	$61,450	18.6%	$48,839	17.9%
Stock-based compensation expense	(8,006)	(2.5)%	(7,427)	(2.7)%
Contingent compensation expense (b)	(489)	(0.1)%	(732)	(0.3)%
Non-GAAP research and development expense	$52,955	16.0%	$40,680	14.9%

Selling, general and administrative expense	$85,074	25.7%	$67,969	24.9%
Stock-based compensation expense	(14,617)	(4.4)%	(13,773)	(5.0)%
Contingent compensation expense (b)	(2,929)	(0.9)%	(2,360)	(0.9)%
Amortization of acquired intangible assets	(1,581)	(0.5)%	(152)	(0.1)%
Non-GAAP selling, general and administrative expense	$65,947	19.9%	$51,684	18.9%

GAAP operating profit (loss)	$(45,147)	(13.6)%	$49,612	18.2%
Legal contingencies	106,922	32.3%	2,223	0.8%
Stock-based compensation expense	24,219	7.3%	23,029	8.4%
Amortization of acquired intangible assets	8,131	2.5%	3,195	1.2%
Unsolicited tender offer related expense	7,484	2.3%	8,092	3.0%
Acquisition related expense, net (c)	3,821	1.2%	1,737	0.6%
Contingent compensation expense (b)	3,418	1.0%	3,092	1.1%
Headquarter relocation expense (d)	757	0.2%	2,140	0.8%
Amortization of inventory revaluation costs (a)	458	0.1%	—	—
Restructuring charges	—	—	2,622	1.0%
Non-GAAP operating profit (e)	$110,063	33.3%	$95,742	35.1%

GAAP other expense, net	$(2,415)	(0.7)%	$(9,339)	(3.4)%
Non-cash interest expense (f)	9,052	2.7%	8,642	3.1%
Cost-method investment related gain	(6,113)	(1.8)%	—	—
Non-GAAP other income (expense), net	$524	0.2%	$(697)	(0.3)%

_____________________________________________________________________________________________________________

(a) The Company recorded $0.5 million in cost of goods sold in Q1 2013 for the amortization of inventory revaluation costs in conjunction with the acquisition of Verinata Health, Inc.

(b) Contingent compensation expense relates to contingent payments for post-combination services associated with acquisitions.

(c) Acquisition related expense, net in Q1 2013 includes transaction costs of $3.4 million and net changes in fair value of contingent consideration of $0.4 million. Acquisition related expense, net in Q1 2012 consists of changes in fair value of contingent consideration.

(d) Headquarter relocation expense in Q1 2013 consists primarily of accretion of interest expense on lease exit liability recorded upon vacating our prior headquarters. Headquarter relocation expense in Q1 2012 consists primarily of the accretion of interest expense on lease exit liability, double rent expense during the transition to our new headquarters, and moving costs.

(e) Non-GAAP operating profit, and non-GAAP other income (expense), net, exclude the effects of the pro forma adjustments as detailed above. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance. Non-GAAP gross profit, included within the non-GAAP operating profit, is a key measure of the effectiveness and efficiency of our manufacturing processes, product mix and the average selling prices of our products and services.

(f) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.